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                                                                   Exhibit 99(a)
                                 AMENDMENT NO. 1
                                       TO
                                RIGHTS AGREEMENT

         THIS AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this "Amendment No. 1") is entered into as of December 17, 1998, between Sunrise Assisted Living, Inc., a Delaware corporation (the "Company"), and First Union National Bank of North Carolina, a national banking institution (the "Rights Agent").

         WHEREAS, the Company and the Rights Agent entered into the Rights Agreement, dated as of April 25, 1996 (the "Rights Agreement");

         WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement on the terms and conditions hereinafter set forth; and

         WHEREAS, for purposes of this Amendment No. 1, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Rights Agreement, as amended by this Amendment No. 1.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         1. Certain Definitions. Section 1 of the Rights Agreement is amended as follows: (A) deleting the text of paragraph (i) thereof and replacing it with the phrase "Intentionally Omitted."; (B) deleting the phrase "a majority of the Continuing Directors" in paragraph (j) thereof and replacing it with the phrase "the Board prior to such time as any Person becomes an Acquiring Person"; and
(C) deleting the text of paragraph (o) thereof and replacing it with the phrase "Intentionally Omitted.".

         2. Form of Rights Certificates. Section 4(b) of the Rights Agreement is amended by deleting the phrase "Continuing Directors" and replacing it with the word "Board".

         3. Exercise of Rights; Purchase Price; Expiration Date of Rights.
Section 7(e) of the Rights Agreement is amended by deleting the phrase "Continuing Directors" each of the two times it appears and replacing the phrase in each such place with the word "Board".


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         4. Adjustment of Purchase Price, Number and Kind of Shares or Number of
Rights.

         (A) Section 11(a)(ii) of the Rights Agreement is amended by deleting the phrase "a majority of the Outside Directors" and replacing it with the phrase "two-thirds of the Board".

         (B) Section 11(a)(iii) of the Rights Agreement is amended by deleting the parenthetical "(acting by at least a majority of the Continuing Directors)".

         (C) Section 11(m) of the Rights Agreement is amended by deleting the word "it" and replacing such word with the phrase "the Board".

         5. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. Section 13(c)(i)(B) of the Rights Agreement is amended by inserting the word "Securities" immediately before the word "Act".

         6. Duties of Rights Agent. Section 18(g) of the Rights Agreement is amended by deleting in the second sentence thereof the word "Rights" immediately preceding the word "Agreement".

         7. Redemption. Section 23(a) of the Rights Agreement is amended as follows: (A) deleting in the first sentence thereof the phrase "in either of the circumstances set forth in clauses (i) and (ii) below, then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors: (i) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (ii) such authorization occurs during the 120-day period from the date of a change (resulting from a proxy or consent solicitation effected in compliance with applicable law and regulations) in a majority of the directors in office at the commencement of such solicitation if any Person who is a participant in such solicitation has stated (or, if a majority of the directors in office at the commencement of such solicitation has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event unless, concurrently with such solicitation, such Person (or one or more of its Affiliates or Associates) is making a cash tender offer pursuant to a Schedule 14D-1 (or any successor form) filed with the Securities and Exchange Commission for all outstanding shares of Common Stock not beneficially owned by such Person (or by its Affiliates or Associates)." and replacing it with the phrase "on or after the time a Person becomes an Acquiring Person, then such authorization shall require the concurrence of two-thirds of the Board"; and (B) deleting in the second sentence

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thereof the parenthetical "(with the concurrence of a majority of the Continuing
Directors)" and replacing it with the phrase ", by a vote of two-thirds of the Board,".

         8. Supplements and Amendments. Section 27 of the Rights Agreement is amended to move the penultimate sentence of this Section 27 so that it precedes the sentence coming immediately before it.

         9. Determinations and Actions by the Board, etc. Section 29 of the Rights Agreement is amended by deleting the phrase "the Continuing Directors or Outside Directors" each of the three times it appears therein and replacing it in each such place with the phrase "two-thirds of the Board".

         10. Exhibit C. Exhibit C to the Rights Agreement is amended as follows:
(A) with respect to the second paragraph following the capitalized legend on the first page thereof, deleting the phrase "Continuing Directors (as defined in the Rights Agreement)" and replacing it with the phrase "Board of Directors"; and
(B) with respect to the seventh paragraph following the capitalized legend on the first page thereof, (i) deleting the phrase "a majority of the Continuing Directors" and replacing it with the phrase "two-thirds of the Board of Directors"; (ii) inserting the phrase "a two-thirds vote of" between the phrases "reinstatement is approved by" and "the Company's Board of Directors"; and (iii) deleting the parenthetical "(with the concurrence of a majority of the Continuing Directors)".

         11. Benefits. Nothing in the Rights Agreement, as amended by this Amendment No. 1, shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock) any legal or equitable right, remedy or claim under the Rights Agreement, as amended by this Amendment No. 1; but the Rights Agreement, as amended by this Amendment No. 1, shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

         12. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 1 are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         13. Governing Law. This Amendment No. 1 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State.

         14. Other Terms Unchanged. The Rights Agreement, as amended by this Amendment No. 1, shall remain and continue in full force and effect and is in all respects agreed to, ratified and confirmed hereby. Any reference to the Rights

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Agreement after the date first set forth above shall be deemed to be a reference to the Rights Agreement, as amended by this Amendment No. 1.

         15. Counterparts. This Amendment No. 1 may be executed in any number of counterparts. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Amendment No. 1 to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and attested, all as of the day and year first above written.

Attest:                                 SUNRISE ASSISTED LIVING, INC.

By:   /s/ Thomas B. Newell              By:    /s/ David W. Faeder
      --------------------                     -------------------
                                        Name:  David W. Faeder
                                        Title: President and Chief Financial
                                               Officer

Attest:                                 FIRST UNION NATIONAL BANK OF
                                        NORTH CAROLINA

By:   /s/ Myron O. Gray                 By:    /s/ Victor W. LaTessa
      --------------------                     ---------------------
                                        Name:  Victor W. LaTessa
                                        Title: Vice-President


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